UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT pursuant
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 22, 2011

Bar Harbor Bankshares
(Exact Name of Registrant as Specified in Its Charter)

Maine
(State or Other Jurisdiction of Incorporation)

001-13349                           01-0393663
(Commission File Number) (IRS Employer Identification No.)

P.O. Box 400
82 Main Street, Bar Harbor, ME 04609-0400
(Address of Principal Executive Offices) (Zip Code)

(207) 288-3314
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 TABLE OF CONTENTS
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	Page 1

Item 9.01 Financial Statements and Exhibits	Page 3

Signatures	Page 3

Exhibit Index	Page 4

 ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPROATION OR BYLAWS; CHANGE IN FISCAL YEAR

The Board of Directors of Bar Harbor Bankshares (the "Company") approved an amendment and restatement of the Bylaws of the Company on November 22, 2011, subject to approval by the Maine Bureau of Financial Institutions. The Company’s Amended and Restated Bylaws will become effective ten (10) days after receipt by Superintendent of the Maine Bureau of Financial Institutions, unless the Superintendent indicates otherwise to the Company. The Company’s Bylaws were amended and restated in their entirety and the reader should refer to the Bylaws filed with this report for a complete understanding of all changes made to the Company’s Bylaws. A summary of what we believe are the most substantive amendments to the Bylaws is set forth below:

Stockholder Proposal Deadlines: Article II, Sections 3.2, of the Company’s newly adopted Bylaws now provide in part, that for nominations or other business to be properly brought before an Annual Meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Clerk of the Corporation. To be timely, a shareholder’s notice shall be delivered to the Clerk at the principal executive offices of the Corporation not later than the close of business of the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s Annual Meeting. The shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and the names and addresses of other shareholders known by the shareholder proposing such business to support such proposal, and the class and number of shares of the Corporation’s capital stock beneficially owned by such other shareholders; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner, and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

Our Bylaws previously required that in order for business to be properly brought before an Annual Meeting by a shareholder of record, such shareholder was to give timely notice and must be present at the Annual Meeting at which the matter is to be considered, either in person or through a representative. Notice by a stockholder proposing a matter for consideration at an Annual Meeting was to be delivered to, or mailed to and received by, the Company at its principal executive offices not less than 120 days prior to the anniversary date of the immediately preceding Annual Meeting or the date on which the next Annual Meeting is scheduled to occur (provided that notice of such date has been provided to stockholders or has been publicly announced), whichever date is later.

Bifurcated Record Dates Authorized. Article II, Section 2 of our newly adopted Bylaws provides in part that the record date for a shareholders’ meeting fixed by or in the manner provided by the bylaws or by the Board of Directors, is the record date for determining shareholders entitled to both notice of and to vote at the shareholders meeting, unless in the case of a record date fixed by the Board of Directors, the Board, at the time it fixes the record date for shareholders entitled to notice of the meeting, fixes a later record date on or before the date of the meeting to determine the shareholders entitled to vote at the meeting. The use of bifurcated record dates was recently authorized under changes made to the Maine Business Corporations Act in 2011.

Our prior Bylaws provided that for purpose of determining shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof or entitled to receive payment or a dividend or other distribution or in order to make a determination of shareholders for any other purpose, the Board of Directors was to fix in advance a record date for any such determination of stockholders, which date could not in any case be more than sixty (60) days, and not less than ten (10) days, prior to the date designated for the meeting or the payment of the dividend or distribution.

Maximum Director Age. Article V, Section 3 of our newly adopted Bylaws provides that Directors will not be nominated for election or re-election to the Board after their 72nd birthday, provided that the full Board may nominate candidates over 72 years of age for election or re-election to the Board for a single annual term for special circumstances as determined by the Board for the benefit of the shareholders.

Our prior Bylaws provided that the maximum age of a director shall be seventy-five years (75) for directors born prior to 1932 and shall be seventy (70) years for directors born in 1932 or later. Our prior bylaws further provided that no person shall stand for election or re-election to the Board of Directors for a term during which the age of such person would exceed the maximum age provisions.

Vice Chair of the Board of Directors. Article VIII, Section 6 of the Company’s newly adopted Bylaws provides that the Board of Directors may appoint a Vice Chair of the Board of Directors who shall, when present, perform the functions of the Chair in his or her absence.

Our prior Bylaws did not expressly address the position of Vice Chair and the Board believes that is in the best interest of the Corporation and the shareholders to have the flexibility to fill this position, but not the requirement to do so.

Director Vacancies. Article V, Section 4 of our newly adopted bylaws provides in part, that any vacancy in the Board of Directors, including newly created directorships created by increase in the numbers of directors, may be filled by a majority vote of the shareholders or of the remaining directors then in office. Our prior Bylaws provided only that vacancies occurring in the Board may be filled by a vote of a majority of the remaining directors at any meeting of the Board.

Additional Officers. Article VIII, Section 3 of our newly adopted Bylaws provides in part that the Board of Directors may appoint other officers and agents who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. This new provision is broader than our prior Bylaw provision by allowing our Board more flexibility to create additional officer positions beyond those expressly identified in the Bylaws.

The foregoing summary description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, as adopted by the Board on November 22, 2011, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.             Description

3.2                             Bylaws of Bar Harbor Bankshares, as amended and restated on November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2011

BAR HARBOR BANKSHARES

/s/ Joseph M. Murphy

Joseph M. Murphy
President and Chief Executive Officer

EXHIBIT INDEX

3.2 Bylaws of Bar Harbor Bankshares, as amended and restated on November 22, 2011.